SAFECO LIFE INSURANCE COMPANY
                    SAFECO Deferred Variable Annuity Account

                            Supplement to Prospectus
                          Supplement dated May 1, 2001
                         to Prospectus dated May 1, 1998


As a result of the substitution of certain SAFECO Resource Series Trust ("RST") portfolios for the Composite Deferred Series, Inc. portfolios, the portion of the contract Mortality and Expense Risk Charge associated with your investment in those RST portfolios has been reduced. SAFECO Life has agreed to reduce such charges to the extent described in the Notice of Substitutions dated April 7, 2000 until January 1, 2003. The disclosure set forth below replaces the information under the sub-heading "Charges and Deductions" found on page 2 of the prospectus and in any prior supplements.

Variable Account Annual Expenses
--------------------------------
(as a % of average Contract Value)
Mortality and Expense Risk Charge..........1.20%*
Administrative Charge......................None
                                           ----
Total Variable Account Annual Expenses.....1.20% (before reduction)

*Reduction of Mortality and Expense Risk Charge:
                                    M&E Reduction    Net M&E
   RST Growth Opportunities             0.16%        1.04%
   RST Northwest Portfolio              0.20%        1.00%
   RST Bond Portfolio                   0.21%        0.99%

Fund Annual Expenses
--------------------
(as a % of average account value)(4)
                                            Advisory          12b-1             Other            Total
                                            Fees               Fees             Expenses         Expenses
SAFECO Resource Series Trust (a)
RST Equity Portfolio                        0.74%             None              0.04%            0.78%
RST Growth Opportunities Portfolio          0.74%             None              0.03%            0.77%
RST Northwest Portfolio                     0.74%             None              0.07%            0.81%
RST Bond Portfolio                          0.74%             None              0.16%            0.90%
RST Small Company Value Portfolio           0.85%             None              0.10%            0.95%

Scudder Variable Series I (a)
Scudder VSI Capital Growth Portfolio        0.46%             0.25%             0.03%            0.74%
Scudder VSI International Portfolio         0.82%             0.25%             0.14%            1.21%
Scudder VSI Money Market Portfolio          0.37%             None              0.09%            0.46%

(a) In some cases the fund advisers or other parties agree to waive or reimburse all or a portion of the portfolio expenses. For the RST Small Company Value Portfolio where such an agreement exists, the expenses absent waiver or reimbursement would have been 1.04%. See the portfolio prospectuses for more detailed information. We have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the Fund, SAFECO Life may receive an asset based administrative fee from the Fund's adviser or distributor.
The above portfolio expenses were provided by the Funds. We have not independently verified the accuracy of the information.

The purpose of this Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects historical charges and expenses of each portfolio for the year ended December 31, 2000. Charges and expenses may be higher or lower in future years. Additional deductions may be made for taxes. For more information on the charges described in this Table, see "Charges and Deductions", pages 7 and 8, in the Prospectus and the portfolio Prospectuses which accompany this supplement.

Changes to the portfolio expenses affect the results of the expense Examples in your Prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your Contract Value.